LSI Employee All Hands Abhi Talwalkar 12.16.13 Exhibit 99.3

Forward Looking Statements
This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,”
“intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although Avago Technologies Limited (“Avago”) and LSI Corporation (“LSI”) believe that the expectations reflected in the forward-looking statements are reasonable, any or all of such forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Avago, LSI or their respective business or operations. Factors which could cause actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the stockholders of LSI to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger, including clearance from the Committee on Foreign Investment in the United States, are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger;
(3) uncertainties as to the timing of the consummation of the merger and the ability of each of LSI and Avago to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of LSI or
Avago; (5) the ability of LSI to retain and hire key personnel; (6) competitive responses to the proposed merger; (7)
unexpected costs, charges or expenses resulting from the merger; (8) the failure by Avago to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger;
and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in LSI’s and
Avago’s respective most recent Annual Reports on Form 10-K, and LSI’s and Avago’s more recent reports filed with the
SEC. LSI and Avago can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, neither LSI nor Avago undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It
This communication is being made in respect of the proposed transaction involving LSI Corporation (“LSI”) and
Avago Technologies Limited (“Avago”).  The proposed transaction will be submitted to the stockholders of LSI for their consideration.  In connection with the proposed transaction, LSI will prepare a proxy statement to be filed with the SEC.  LSI and Avago also plan to file with the SEC other documents regarding the proposed transaction.  LSI’S
SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND
ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE
THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of LSI.  Investors will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s website at http://www.sec.gov.  Investors will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to www.lsiproxy.com, by writing to LSI
Corporation, 1110 American Parkway NE, Allentown, PA 18109, Attn: Response Center, or by calling 1 (800) 372-
2447.
LSI and Avago and their respective directors, executive officers may be deemed to be participants in the solicitation of proxies from LSI’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed Merger.  Information regarding LSI’s directors and executive officers is contained in LSI’s
Annual Report on Form 10-K for the year ended December 31, 2012, the proxy statement for LSI’s 2013 Annual
Meeting of Stockholders, which was filed with the SEC on March 28, 2013, and subsequent filings which LSI has made with the SEC.  Information regarding Avago’s directors and executive officers is contained in Avago’s
Annual  Report on Form 10-K for the year ended October 28, 2012, the proxy statement for the Avago’s 2013
Annual Meeting of Stockholders, which was filed with the SEC on February 20, 2013, and subsequent filings which
Avago has made with the SEC.  Investors may obtain additional information regarding the interests of LSI and its directors and executive officers in the proposed Merger, which may be different than those of LSI’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available.  You may obtain free copies of this document as described in the preceding paragraph.

4 Agenda Background The Companies Strategic Rationale and Benefits Top Questions

5 Background Agenda

AVAGO TECHNOLOGIES

LSI

Storage. Networking. Accelerated.

Background on today’s announcement
•
Avago to acquire LSI
•
Offer price for LSI of $11.15 per share
•
100% cash consideration
•
Total equity value of LSI at $6.6B
•
Combined latest twelve month revenues of both companies at nearly $5B
Next Steps
•
Anticipated closing 1H’2014, subject to regulatory approvals in various jurisdictions and customary closing conditions, as well as the approval of LSI’s stockholders
•
Until closing, LSI to operate as independent company – business as usual
•
Customers, partners and stockholders have been notified, follow up  in progress
Together we are stronger

7 Agenda Background The Companies Strategic Rationale and benefits Q&A

AVAGO TECHNOLOGIES

LSI

Storage. Networking. Accelerated.™

The companies
A leader in semiconductor solutions for
wireless communications, wired
infrastructure, industrial and automotive
market segments
A leader in semiconductor solutions for
storage and networking across datacenters,
mobile networks and client storage
HQ: San Jose, CA and Singapore
HQ: San Jose, CA
Geos: North America, Asia, Europe
Geos: North America, Asia, Europe
Product Lines: ASICs, Fiber Optics,
LEDs, LED Displays, Optical Sensors,
Motion Control Encoders,
Optocouplers, RF & Microwave
Product Lines: HDD SoCs & preamps,
Custom & std networking processors, Server
& storage connectivity solutions, Custom &
std flash controllers, PCIe  flash solutions
Employees: ~4800
Employees: ~5300
Revenue: LTM $2.52B (11/4/13)
Revenue: LTM $2.365B (9/29/13)

9 Background Strategic Rationale and Benefits Agenda

Strategic Rationale
•
Increases scale and diversifies revenue
•
Enhances market position and brings valuable system-level expertise in networking infrastructure
•
Positions us as a leader in attractive end markets of storage and handsets
•
Strategically and financially compelling transaction
Together we are bigger, better and stronger

Why this deal makes sense
Rich heritage of innovation at both companies
Unique and timely opportunity for growth in key end markets
Increases exposure to attractive market segments like hyper-scale datacenters and wireless infrastructure;
Brings deep system-level expertise, including architecture and software engineering resources
Our product portfolios are complementary
Customers will have access to a more extensive offering of innovative, industry-leading products and services
Strong reputation with customers and skilled engineers and employees
Together, we are stronger
More products to sell to more customers and more engineers to develop more products
Creates a highly diversified semiconductor market-leader

12 Agenda Background The Companies Strategic Rationale and benefits Top questions

Top questions
•
What does this mean for me?
•
What happens to compensation and benefits?
•
Will there be layoffs as a result of this transaction?
•
What are the plans to integrate the 2 companies?
•
Who will manage the new company?
•
Will LSI’s organization structure change?
•
Will we have the same focal process for beginning of 2014? Will there be an opportunity for raises and promotions? Will we get our bonuses?
•
How can I get more information?